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                                                                   EXHIBIT 32.0

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          (Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers of Sun Communities, Inc., Gary A. Shiffman and Jeffrey
P. Jorissen, hereby certify that to the best of their knowledge: (a) this Quarterly Report on Form 10-Q of Sun Communities Operating Limited Partnership, for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/s/ Gary A. Shiffman                                   Dated:  November 13, 2003
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Gary A. Shiffman, Chief Executive Officer, of
Sun Communities, Inc., the General Partner

/s/ Jeffrey P. Jorissen                                Dated:  November 13, 2003
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Jeffrey P. Jorissen, Chief Financial Officer,
of Sun Communities, Inc., the General Partner

A signed original of this written statement required by Section 906 has been provided to Sun Communities Operating Limited Partnership and will be retained by Sun Communities Operating Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.